UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2013


                                    Introbuzz
             (Exact name of registrant as specified in its charter)

           NV                         333-179118                26-2568892
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)         Identification Number)

 3960 Howard Hughes Parkway, Suite 500
          Las Vegas, Nevada                                       89169
(Address of Principal Executive Offices)                        (Zip Code)

                                 (800) 972-6017
              (registrant's telephone number, including area code)

                  8220 Defiance Avenue, Las Vegas, Nevada 89129
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

History of auditor changes:
Our financial statements were previously audited by the firm of Peter Messineo, CPA ("PM"). In December 2012 Peter Messineo, CPA merged into the firm known as DKM Certified Public Accountants ("DKM"). DKM has not audited or reviewed our most recent annual filings or any interim financial statements. In April 2013 the agreement of DKM and PM was terminated. The successor firm named in (2) is a continuation of our original audit firm.

(1) PREVIOUS INDEPENDENT AUDITORS:

     a. On April 29, 2013, the Company dismissed the named registered independent public accountants, DKM Certified Public Accountants, of Clearwater Florida ("DKM").

     b. DKM did not issue reports on the financial statements for the year ended December 31, 2012, nor was any work commenced (December 31, 2011 and 2010 was audited by PM). No reports or reviews were performed, therefore there were no adverse opinion, disclaimer of opinion, and was not qualified or modified as to audit scope or accounting.

     c. Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended December 31, 2012 and through the current date, there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements. Through the interim period April 29, 2013 (the date of dismissal), there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements.

     d. We have authorized DKM to respond fully to the inquiries of the successor accountant

     e. During the years ended December 31, 2012 and the interim period through April 29, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

     f. The Company provided a copy of the foregoing disclosures to DKM prior to the date of the filing of this Report and requested that DKM furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) NEW INDEPENDENT ACCOUNTANTS:

     a. On April 29, 2013, the Company engaged Messineo & Co, CPAs, LLC ("M&Co") of Clearwater, Florida, as its new registered independent public accountant. During the year ended December 31, 2011 and 2010 and prior to April 26, 2013 (the date of the new engagement), we did not consult with M&Co regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by M&Co, in either case where written or oral advice provided by M&Co would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

b. Exhibits

Number                              Exhibit
------                              -------
16.1 Letter from DKM Certified Public Accountants, dated April 29, 2013, regarding Change in Certifying Accountant. (Filed herewith.)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTROBUZZ


Date: April 29, 2013
                                        By: /s/ Marlon Luis Sanchez
                                           -------------------------------------
                                           Marlon Luis Sanchez
                                           Chief Executive Officer

                                       3